EXHIBIT (m)(1)(i)


                                                     As Revised January 29, 2007


                            Revised Schedule A to the
                   Distribution and Shareholder Services Plan
                              dated October 1, 1992
                    As Amended and Restated November 9, 2000
                    As Amended and Restated November 1, 2005

Name of Funds                                        Compensation*
-------------                                        -------------
BB&T U.S. Treasury Money Market        Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T U.S. Treasury
                                       Money Market Fund.

BB&T Short U.S. Government             Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Short U.S.
                                       Government Fund.

BB&T Intermediate U.S. Government      Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Intermediate U.S.
                                       Government Fund.

BB&T Large Cap                         Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Large Cap Fund.

BB&T North Carolina Intermediate       Annual rate of fifty one-hundredths of
Tax-Free Fund - A Shares               one percent (.50%) of the average daily
                                       net assets of the BB&T North Carolina
                                       Intermediate Tax-Free Fund.

BB&T Small Cap                         Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Small Cap Fund.

BB&T International Equity              Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T International
                                       Equity Fund.

BB&T Capital Manager Conservative      Annual rate of fifty one-hundredths of
Growth Fund - A Shares                 one percent (.50%) of the average daily
                                       net assets of the BB&T Capital Manager
                                       Conservative Growth Fund.

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
BB&T Capital Manager Moderate Growth   Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Capital Manager
                                       Moderate Growth Fund.

BB&T Capital Manager Growth            Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Capital Manager
                                       Growth Fund.

BB&T Prime Money Market                Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Prime Money Market
                                       Fund.

BB&T South Carolina Intermediate       Annual rate of fifty one-hundredths of
Tax-Free Fund - A Shares               one percent (.50%) of the average daily
                                       net assets of the BB&T South Carolina
                                       Intermediate Tax-Free Fund

BB&T Virginia Intermediate Tax-Free    Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Virginia
                                       Intermediate Tax-Free Fund

BB&T Equity Index                      Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Equity Index Fund

BB&T Total Return Bond                 Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Total Return Bond
                                       Fund

BB&T Mid Cap Growth                    Annual rate of twenty-five one-hundredths
Fund - A Shares                        of one percent (.25%) of the average
                                       daily net assets of the BB&T Mid Cap
                                       Growth Fund

BB&T Mid Cap Value                     Annual rate of twenty-five one-hundredths
Fund - A Shares                        of one percent (.25%) of the average
                                       daily net assets of the BB&T Mid Cap
                                       Value Fund

BB&T West Virginia Intermediate Tax    Annual rate of twenty-five-hundredths of
Free Fund - A Shares                   one percent (.25%) of the average daily
                                       net assets of the BB&T West Virginia
                                       Intermediate Tax Free Fund

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
BB&T Capital Manager Equity            Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Capital Manager
                                       Equity Fund

BB&T Kentucky Intermediate Tax-Free    Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Kentucky
                                       Intermediate Tax-Free Fund

BB&T Maryland Intermediate Tax-Free    Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Maryland
                                       Intermediate Tax-Free Fund

BB&T National Tax-Free Money Market    Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T National Tax-Free
                                       Money Market Fund

BB&T Special Opportunities Equity      Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Special
                                       Opportunities Equity Fund

BB&T Equity Income                     Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average daily
                                       net assets of the BB&T Equity Income Fund

BB&T U.S. Treasury Money Market        Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T U.S.
                                       Treasury Money Market Fund.

BB&T Intermediate U.S. Government      Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       Intermediate U.S. Government Fund.

BB&T Large Cap                         Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       Large Cap Fund.

BB&T Small Cap                         Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       Small Cap Fund.

BB&T International Equity              Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       International Equity Fund.

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
BB&T Capital Manager Conservative      Annual rate of one percent (1.00%) of the
Growth Fund - B Shares                 average daily net assets of the BB&T
                                       Capital Manager Conservative Growth Fund.

BB&T Capital Manager Moderate Growth   Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       Capital Manager Moderate Growth Fund.

BB&T Capital Manager Growth            Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       Capital Manager Growth Fund.

BB&T Prime Money Market                Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       Prime Money Market Fund.

BB&T Equity Index                      Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       Equity Index Fund

BB&T Total Return Bond                 Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       Total Return Bond Fund

BB&T Mid Cap Growth                    Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T Mid
                                       Cap Growth Fund

BB&T Mid Cap Value                     Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T Mid
                                       Cap Value Fund

BB&T Capital Manager Equity            Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       Capital Manager Equity Fund

BB&T National Tax-Free Money Market    Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       National Tax-Free Money Market Fund

BB&T Special Opportunities Equity      Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       Special Opportunities Equity Fund

BB&T Equity Income                     Annual rate of one percent (1.00%) of the
Fund - B Shares                        average daily net assets of the BB&T
                                       Equity Income Fund

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
BB&T Large Cap                         Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       Large Cap Fund

BB&T International Equity              Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       International Equity Fund

BB&T Mid Cap Growth                    Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T Mid
                                       Cap Growth Fund

BB&T Prime Money Market                Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       Prime Money Market Fund

BB&T Mid Cap Value                     Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T Mid
                                       Cap Value Fund

BB&T U.S. Treasury Money Market        Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T U.S.
                                       Treasury Money Market Fund

BB&T Intermediate U.S. Government      Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       Intermediate U.S. Government Fund

BB&T Total Return Bond                 Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       Total Return Bond Fund

BB&T Capital Manager Conservative      Annual rate of one percent (1.00%) of the
Growth Fund - C Shares                 average daily net assets of the BB&T
                                       Capital Manager Conservative Growth Fund

BB&T Capital Manager Moderate Growth   Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       Capital Manager Moderate Growth Fund

BB&T Capital Manager Growth            Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       Capital Manager Growth Fund

BB&T Capital Manager Equity            Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       Capital Manager Equity Fund

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
BB&T Small Cap                         Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       Small Cap Fund

BB&T Equity Index                      Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       Equity Index Fund

BB&T National Tax-Free Money Market    Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       National Tax-Free Money Market Fund

BB&T Special Opportunities Equity      Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       Special Opportunities Equity Fund

BB&T Equity Income                     Annual rate of one percent (1.00%) of the
Fund - C Shares                        average daily net assets of the BB&T
                                       Equity Income Fund

BB&T FUNDS


By:
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Title:
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BB&T FUNDS DISTRIBUTOR, INC.


By:
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Title:
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